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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                           Date of Report: May 7, 1998


                                DOVER CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                                             53-0257888
  (State of Incorporation)                                 (I.R.S. Employer
                                                           Identification No.)



   280 Park Avenue, New York, NY                                   10017
 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (212) 922-1640


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Item 5. Other Events.

The Company's news release dated May 7, 1998, a copy of which is attached as
Exhibit 1 hereto, is incorporated herein by reference and made a part hereof.






























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                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DOVER CORPORATION


Date: May 8, 1998                            /s/ John F. McNiff
                                             ----------------------------------
                                                 John F. McNiff, Vice President
                                                 and Treasurer



























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                                  EXHIBIT INDEX


     (1)      News Release dated May 7, 1998



































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